Exhibit 99.2

                      E-SMART TECHNOLOGIES, INC.;
                 CERTIFICATION PURSUANT TO SECTION 906
                   OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of e-Smart Technologies, Inc. on Form 10-QSB for the quarterly period ended June 30, 2003, as filed with the Securities and Exchange Commission on November 14, 2003 (the "Report"), the undersigned, in the capacities and on the dates indicated below, each hereby certify pursuant to 18 U.S.C. section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of our knowledge and belief:

(1) The Report fully complies with requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of e-Smart Technologies, Inc.

Date: November 14, 2003

/s/  Mary Grace
Chief Executive Officer

Date: November 14, 2003

/s/  Mary Grace
Chief Financial Officer

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